                                                                    EXHIBIT 10.4

                                Amendment No. 1
                                      to
                             Transaction Agreement

     This Amendment No. 1 ("Amendment") to the Transaction Agreement dated as of July 8, 1998 (the "Original Agreement") is made as of December __, 1998, among Choice One Communications Inc. (the "Corporation"), Choice One Communications L.L.C. (the "LLC") and the persons listed on the signature pages hereto that have executed a counterpart hereof.

     WHEREAS, the initial holders of Investor Equity and Management Equity entered into the Original Agreement on July 8, 1998 in connection with their investments in the Corporation to be held initially through their ownership of Units in the LLC;

     WHEREAS, certain additional persons have become holders of Management Equity pursuant to the terms of the Original Agreement subsequent to July 8, 1998; and

     WHEREAS, First Union Investors, Inc., as Administrative Agent, the Corporation, as Guarantor, its subsidiaries, as Borrowers, and the Lenders party thereto have entered into a Credit Agreement dated as of October 14, 1998, as amended as of _____, 1998;

     WHEREAS, the parties hereto desire to effect an amendment to the Original Agreement to avoid an inconsistency with said Credit Agreement;

     WHEREAS, this Amendment requires the prior written consent of the holders of at least 80% of the Investor Equity and Management Equity, consenting as a single class;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Amendments to Original Agreement. The Original Agreement is hereby amended as follows:

     (a) Amendments to Section 8.01. (i) The following new definition is hereby inserted in the appropriate alphabetical place in Section 8.01 of the Original
Agreement:

          "'Credit Agreement' means the Credit Agreement executed by the Corporation, as Guarantor, its subsidiaries, as Borrowers, First Union Investors, Inc., as Administrative Agent, and the Lenders party thereto dated as of October 14, 1998, as the same may be amended from time to time in accordance with the terms thereof and hereof."

     (ii) The second sentence of the definition of "Material Adverse Effect" in
Section 8.01 of the Original Agreement is hereby amended and restated as follows:

                    "Without limiting the generality of the foregoing, a
               "Material Adverse Effect" shall be deemed to have occurred if the applicable effect, change, event, matter or occurrence, individually or in the aggregate with all other effects, changes, events, matters or occurrences would be reasonably likely to result in (i) any material impediment to or restriction on the operation or conduct of the business (the "Business") of the Corporation and its Subsidiaries that is not capable of being cured within a reasonable period or (ii) any material adverse effect on the ability of the Corporation or any of its executive officers to consummate the transactions contemplated by this Agreement and the other agreements referred to herein."

               (b) Amendment to Section 5.02. Section 5.02(j) of the Original Agreement is hereby amended by inserting after "(j)" and before "become subject to..." the following phrase: "except for the Credit Agreement,".

     Section 2. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     Section 3. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     Section 4. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.





                        CHOICE ONE COMMUNICATIONS INC.


                        By: /s/ Steve M. Dubnik
                           ---------------------------

                        Its: President and Chief Executive Officer
                            --------------------------------------



                         CHOICE ONE COMMUNICATIONS
                            L.L.C.


                         By: /s/ Steve M. Dubnik
                            --------------------------------------

                         Its: Authorized Person
                             -------------------------------------

                         MANAGEMENT MEMBERS

                             /s/ Steve M. Dubnik
                            ------------------------------
                            Steve M. Dubnik, as a Management
                            Member and as Chief Executive Officer

                             /s/ Mae Squier-Dow
                            ------------------------------
                            Mae Squier-Dow

                             /s/ Kevin Dickens
                            ------------------------------
                            Kevin Dickens

                             /s/ Philip Yawman
                            ------------------------------

                            Philip Yawman

                             /s/ Joseph Schaal
                            ------------------------------
                            Joseph Schaal

                             /s/ Elizabeth Ellis
                            ------------------------------
                            Elizabeth Ellis

                             /s/ Joseph Calzone
                            ------------------------------
                            Joseph Calzone

                             /s/ Michelle Paroda
                            ------------------------------
                            Michelle Paroda

                             /s/ Linda Chapman
                            ------------------------------
                            Linda Chapman

                             /s/ John Zimmer
                            ------------------------------
                            John Zimmer

                             /s/ David Fitts
                            ------------------------------
                            David Fitts

                             /s/ Kenneth Okolowicz
                            ------------------------------
                            Kenneth Okolowicz

                             /s/ Daniel K. Iles
                            ------------------------------
                            Daniel K. Iles

                             /s/ Michael D'Angelo
                            ------------------------------
                            Michael D'Angelo

                             /s/ Robert Merrill
                            ------------------------------
                            Robert Merrill

                         INVESTOR MEMBERS

                         MORGAN STANLEY CAPITAL
                            PARTNERS III, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III,
                               Inc., its general partner


                         By /s/ Michael M. Jansen
                           -----------------------------------------------

                         Its  Managing Director
                           -----------------------------------------------


                         By  /s/ John Ehren Kranz
                           -----------------------------------------------


                         Its  Principal
                           -----------------------------------------------



                         MSCP III 892 INVESTORS, L.P.

                         By MSCP III, L.P., its general partner
                         By Morgan Stanley Capital Partners III,
                               Inc., its general partner


                         By /s/ Michael M. Jansen
                           -----------------------------------------------

                         Its  Managing Director
                           -----------------------------------------------


                         By  /s/ John Ehren Kranz
                           -----------------------------------------------


                         Its  Principal
                           -----------------------------------------------


                         MORGAN STANLEY CAPITAL
                            INVESTORS, L.P.

                         By MSCP III, L.P., its general partner
                         By Morgan Stanley Capital Partners III,
                              Inc., its general partner


                         By /s/ Michael M. Jansen
                           -----------------------------------------------

                         Its  Managing Director
                           -----------------------------------------------


                         By  /s/ John Ehren Kranz
                           -----------------------------------------------


                         Its  Principal
                           -----------------------------------------------

                         CHISHOLM PARTNERS III, L.P.

                         By Silverado III, L.P., its General Partner
                         By Silverado III Corp., its General Partner


                         By /s/ Robert M. Van Degna
                            -----------------------------------
                            Robert M. Van Degna
                            Chairman & CEO


                         KENNEDY PLAZA PARTNERS


                         By /s/ Robert M. Van Degna
                            -----------------------------------
                            Robert M. Van Degna
                            Managing General Partner


                         FLEET VENTURE RESOURCES, INC.


                         By /s/ Robert M. Van Degna
                            -----------------------------------
                            Robert M. Van Degna
                            Chairman & CEO


                         FLEET EQUITY PARTNERS VI, L.P.

                         By Fleet Growth Resources II, Inc., its
                         General Partner


                         By /s/ Robert M. Van Degna
                            -----------------------------------
                            Robert M. Van Degna
                            Chairman & CEO

                         WALLER-SUTTON MEDIA PARTNERS, L.P.


                         By   Waller Sutton Media, L.L.C. its general
                              partner


                         By /s/ Bruce M. Hernandez
                            -----------------------------------

                         Its  Chief Executive Officer
                            -----------------------------------


                         /s/ ROYCE J. HOLLAND
                         ----------------------------
                         ROYCE J. HOLLAND




                         Royce J. Holland